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                                                                      Exhibit 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


  As independent public accountants, we hereby consent to the incorporation of our report included in the Company's December 31, 1999 Form 10-K into the previously filed Registration Statement File No. 33-80291.

                                                           Arthur Andersen LLP


Vienna, Virginia
March 27, 2000